Exhibit 10.2

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(A Delaware Limited Partnership)

Series A Preferred Units of Limited Partnership Interest

SUBSCRIPTION AGREEMENT FOR

ADDITIONAL SUBSCRIPTIONS BY EXISTING SERIES A PREFERRED UNITHOLDERS

Subscription Date:         March 31, 2017

Cash Subscription Amount: $10,000,000

To:	America First Multifamily Investors, L.P.

c/o Burlington Capital, LLC 1004

Farnam Street, Suite 400

Omaha, Nebraska 68102

Attention: Craig S. Allen, Chief Financial Officer

In consideration of the premises set forth herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.The undersigned subscriber (the “Subscriber”), an existing holder of Series A Preferred Units of Limited Partnership Interests (the “Series A Preferred Units”) of AMERICA FIRST MULTIFAMILY INVESTORS, L.P., a Delaware limited partnership (the “Partnership”), does hereby subscribe for and agrees to purchase additional Series A Preferred Units of the Partnership in the amount set forth above, such subscription to be effective as of the Subscription Date set forth above.

2.The Subscriber agrees and acknowledges that in connection with the Subscriber’s original investment in the Partnership, the Subscriber tendered subscription documents consisting of a Subscription Agreement, Confidential Subscriber Questionnaire, and Counterpart Signature Page to Partnership’s Amended and Restated Agreement of Limited Partnership, as amended (collectively, the “Subscription Documents”).

3.The Subscriber reaffirms all of the representations, warranties, covenants, and agreements on the part of the Subscriber which were set forth in the Subscription Documents (which are incorporated herein by reference), except for the subscription amount and subscription date, with the same force and effect as if set forth in full herein on the date hereof.  The Subscriber also confirms to Burlington Capital, LLC, as the general partner of America First Capital Associates Limited Partnership Two, the general partner of the Partnership (the “General Partner”), and the Partnership that all of the information contained in the Confidential Subscriber Questionnaire, which is part of the Subscription Documents, is true and correct as of the date hereof and that the effect of the execution of this instrument by the Subscriber is the same as the re-execution of all of the Subscription Documents on the date hereof except as above provided.

4.The Subscriber hereby agrees to submit a wire transfer for the credit of the Partnership in the amount of the Subscriber’s additional subscription amount, as set forth above, and agrees that such wire, and this Subscription Agreement, are being delivered subject to the General Partner’s acceptance of the additional subscription contained herein and subject further to the terms and conditions of the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, the Memorandum, as amended

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and /or supplemented from time to time, this Subscription Agreement for Additional Subscriptions by Existing Series A Preferred Unitholders, and the Subscription Documents.

5.All capitalized terms not otherwise defined herein shall have the meanings set forth in the Subscription Documents.

IN WITNESS WHEREOF, the parties have signed this Subscription Agreement for Additional Subscriptions by Existing Series A Preferred Unitholders as of the dates set forth opposite their names below.

Banc of California

Name of Subscriber (please print)

Banc of California, 3 MacAthur Place, Santa Ana, CA 992707

Name and Address of Financial Institution Wiring/Paying Subscription Monies

  /s/ Francisco Turner           Interim President, CFO. CSO

Name, Signature and Title of Authorized Person of Subscriber*

March 31, 2017

Date

*By signing above the Subscriber certifies that the Subscriber has read this Subscription Agreement and agrees to be bound by its terms.

SELECTION OF DESIGNATED TARGET REGION:

The Subscriber indicated above hereby selects the following as the Designated Target Region for the Subscriber’s additional investment:

Complete One: (refer to specific investment allocation below)

The Subscriber also may specify the amount of the Subscriber’s additional investment proceeds to be allocated to one or more of the following Specified CRA Assets:

Orange County, CA	$10,000,000
Total	$10,000,000

The Subscriber may also request an allocation of capital to specific investments already within the portfolio.  Such requests to be allocated as according to the “CRA Credit Allocation Methodology” set forth in the Memorandum and subject to confirmation by the General Partner.

Property Name	State	Allocation Request Amount

Total

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By signing this document, the Subscriber acknowledges reading and agrees to the provisions set forth in the section captioned “CRA Credit Allocation Methodology” of the Memorandum.  The Subscriber acknowledges that the General Partner provides no guarantee that the Subscriber will receive CRA credit for its investment in the Series A Preferred Units.

Accepted:

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

By: America First Capital Associates Limited Partnership Two, its General Partner

By: Burlington Capital, LLC, its General Partner

By:	/s/ Lisa Y. Roskens	Date:	3/31/2017
Lisa Y. Roskens

Title:	Chief Executive Officer

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